UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2018

MULLAN AGRITECH, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-201360	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2498 Wanfeng Highway, Lane 181, Fengjing Town, Jinshan District Shanghai, China
(Address of principal executive offices)

(86) 21-67355092
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

On June 29, 2018, Mullan Agritech, Inc. (the “Company”) entered into a Debt Settlement and Mutual Release Agreement (the “Agreement”) with Mr. Lirong Wang, the Chief Executive Officer, Chief Financial Officer and sole director of the Company. As of June 29, 2018, the Company was indebted to Mr. Wang in the amount of RMB 17,085,900 (approximately US$2,581,459 based on the exchange rate of 6.6187 on June 29, 2018) (the “Debt”), in respect to advances to finance the Company’s working capital. Mr. Wang has agreed to accept 1,708,590 shares of the Company’s common stock at a price of RMB 10 (approximately US$1.51) per share to settle the Debt pursuance to the terms and conditions set forth in the Agreement.

The foregoing description of the Agreement, is qualified in its entirety by reference to the provisions of the Agreement filed as Exhibit 10.1 to this report, which are incorporated by reference herein.

The shares were issued in reliance upon the exemption from securities registration afforded by the provisions of Regulation S as promulgated by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). The Company made the determination based upon the factors that such investor is not a “U.S. Person” as that term is defined in Rule 902(k) of Regulation S under the Securities Act, that such investor was acquiring our securities, for investment purposes for its own respective account and not as nominees or agents, and not with a view to the resale or distribution thereof, and that the investor understood that the shares of our securities may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 9.01 Financial Statements and Exhibits

The following exhibit is attached as part of this report:

Exhibit No.	Description

10.1	Debt Settlement and Mutual Release Agreement, dated June 29, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLAN AGRITECH, INC.

Date: July 11, 2018	By:	/s/ Lirong Wang
	Name:	Lirong Wang
	Title:	Chief Executive Officer, Chief Financial Officer and Director

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